Exhibit 99.2

Healthcare Services Acquisition Corporation Announces the Separate Trading of its
Class A Common Stock and Redeemable Warrants Commencing January 5, 2021

Bethesda, MD – January 4, 2021 – Healthcare Services Acquisition Corporation (“the Company”) announced that, commencing January 5, 2021, holders of the units sold in the Company’s initial public offering of 33,120,000 units may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “HCARU,” and the shares of Class A common stock and redeemable warrants that are separated will trade on Nasdaq under the symbols “HCAR” and “HCARW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. B. Riley Securities, Inc. acted as sole book-running manager. A registration statement relating to the units and the underlying securities, as well as a related registration statement on Form S-1MEF filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, became effective on December 22, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the SEC’s website at www.sec.gov or by contacting B. Riley Securities, Inc., at 1300 17th Street N., Suite 1400, Attn: Syndicate Prospectus Department, Arlington, Virginia 22209, by telephone at (800) 846-5050 or by email at prospectuses@brileyfin.com.

About Healthcare Services Acquisition Corporation

Healthcare Services Acquisition Corporation is a special purpose acquisition company led by a team of investors, operators, and leaders in the healthcare space, seeking to partner with ambitious management who are constrained by capital availability, operational expertise, and national-scale capabilities.

Forward-Looking Statements

This press release may include “forward-looking statements,” including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:
Jackie Tilden
media@healthcarespac.com
(214) 914-7652